Exhibit 99.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into as of May 21, 2012, by and between Affiliates Insurance Company, an Indiana insurance corporation (the “Company”), and Select Income REIT, a Maryland real estate investment trust (“Purchaser”).

RECITALS

WHEREAS, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, a certain number of shares of common stock, par value of $10.00 per share, of the Company (the “Shares”), upon the terms and conditions specified herein;

WHEREAS, Five Star Quality Care, Inc., a Maryland corporation, Hospitality Properties Trust, a Maryland real estate investment trust, CommonWealth REIT, a Maryland real estate investment trust, Senior Housing Properties Trust, a Maryland real estate investment trust, TravelCenters of America LLC, a Delaware limited liability company, Reit Management & Research LLC, a Delaware limited liability company, and Government Properties Income Trust, a Maryland real estate investment trust (collectively, the “Current Shareholders”), and the Company are party to an Amended and Restated Shareholders Agreement, dated as of December 16, 2009, by and among the Company and the Current Shareholders (“Shareholders Agreement”); and

WHEREAS, concurrently with the execution and delivery of this Agreement by the parties hereto, the Company, Purchaser and the Current Shareholders are amending and restating the Shareholders Agreement by entering into an Amended and Restated Shareholders Agreement (the “Amended and Restated Shareholders Agreement”).

NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

INVESTMENT IN THE COMPANY

1.1           Purchase and Sale of Shares.  Upon execution and delivery of this Agreement, the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, 20,000 Shares at an aggregate purchase price of $5,335,456.00.

1.2           Fees and Expenses.  Purchaser shall pay for all costs, fees and expenses, including reasonable attorney’s fees, incurred by the Current Shareholders in connection with this Agreement and the Amended and Restated Shareholders Agreement.

ARTICLE II

OTHER COVENANTS AND AGREEMENTS

2.1           Further Assurances.  The Company and Purchaser shall execute such documents and perform such further acts (including obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement or the transactions contemplated hereby.

2.2           Confidentiality.  The confidentiality obligations imposed under Section 5.5 of the Amended and Restated Shareholders Agreement shall apply to this Agreement and the transactions contemplated hereby.

ARTICLE III

MISCELLANEOUS

3.1           Notices.  Any notices or other communications required or permitted under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, upon confirmation of receipt when transmitted by facsimile transmission, on the next business day if transmitted by a nationally recognized overnight courier or on the third business day following mailing by first class mail, postage prepaid, in each case as follows (or at such other United States address or facsimile number for a party as shall be specified by like notice):

Notices to the Company:

Affiliates Insurance Company
101 West Washington Street, Suite 1100
Indianapolis, Indiana 46204
Attention:  President/Vice President
Facsimile No.:  (317) 632-2883

with a copy to:

Affiliates Insurance Company
Two Newton Place

255 Washington Street

Suite 300
Newton, Massachusetts 02458
Attention:  President/Vice President
Facsimile No.:  (617) 928-1305

Notices to Purchaser:

Select Income REIT

Two Newton Place

255 Washington Street

Suite 300
Newton, Massachusetts 02458
Attention:  President
Facsimile No.:  (617) 796-8335

3.2           Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  Neither party may assign this Agreement or its rights hereunder or delegate its duties hereunder without the written consent of the other party.  Except as otherwise provided in Sections 1.2 and 3.7, no person or entity other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

3.3           Amendment and Waiver.  This Agreement may be amended by the written agreement of the parties hereto.  No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to each party at law, in equity or otherwise.  Any party hereto may waive in whole or in part any right afforded to such party hereunder.

3.4           Counterparts.  This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3.5           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

3.6           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without regard to the conflicts of laws rules thereof, which would require the application of the laws of another jurisdiction.

3.7           Dispute Resolution.  The dispute resolution provisions set forth in Section 8.7 of the Amended and Restated Shareholders Agreement shall apply to this Agreement and the transactions contemplated hereby.

3.8           Interpretation and Construction.

(a)           The words “hereof”, “herein”, “hereby” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b)        Unless the context otherwise requires, references to sections, subsections or Articles refer to sections, subsections or Articles of this Agreement.

(c)        Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(d)        The words “include” and “including” and words of similar import shall be deemed to be followed by the words “without limitation”.

(e)        Words importing gender include both genders.

(f)         Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  In addition, references to any statute are to that statute and to the rules and regulations promulgated thereunder.

(g)        The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

3.9           Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

3.10         Entire Agreement.  This Agreement and the Amended and Restated Shareholders Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement.

3.11         Non-liability of Trustees.  A COPY OF THE DECLARATION OF TRUST, AS IN EFFECT ON THE DATE HEREOF, OF PURCHASER, IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.  THE DECLARATION OF TRUST OF PURCHASER PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF PURCHASER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, PURCHASER.  ALL PERSONS DEALING WITH PURCHASER IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF PURCHASER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Subscription Agreement on the date first written above.

AFFILIATES INSURANCE COMPANY

By:	/s/ Jennifer B. Clark
Name:	Jennifer B. Clark
Title:	President

SELECT INCOME REIT

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	President